Income Taxes - Schedule of Reconciliation of the Federal Income Tax Rate to the Company Effective Tax Rate (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
Statutory federal income tax rate	$ (55)	$ 359
State taxes, net of federal benefit	179	311
Nontaxable partnership income	2,524	(707)
Return to provision	(17)
Foreign rate differential	(36)	(46)
Change in valuation allowance	87	471
Total income tax provision (benefit)	$ 2,682	$ 388